Exhibit 10.2

AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

THIS AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT, dated as of September 15, 2006, is made by AVENTINE RENEWABLE ENERGY, a Delaware corporation (the “Borrower”), AVENTINE RENEWABLE ENERGY, LLC, a Delaware limited liability company (“Parent” and, together with any other entity that may become a party hereto or a Guarantor as provided herein, the “Guarantors” and, each individually, a “Guarantor,” and the Guarantors, together with the Borrower, the “Grantors” and, each individually, a “Grantor”), in favor of JPMORGAN CHASE BANK, N.A., (f.k.a. JPMorgan Chase Bank) as the Administrative Agent (in such capacity, the “Administrative Agent”) for the ratable benefit of (a) the financial institutions (the “Lenders”) now or hereafter parties to the Amended and Restated Credit Agreement dated as of September 15, 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent, the Issuing Bank (as defined in the Credit Agreement) and the Lenders, (b) the Issuing Bank, and (c) the Secured Affiliates (as defined in the Credit Agreement) (collectively, the “Secured Parties”).

W I T N E S S E T H:

WHEREAS, Borrower, the Administrative Agent and the financial institutions party thereto as lenders (the “Existing Lenders”) are parties to that certain Credit Agreement dated as of May 30, 2003, pursuant to which the Existing Lenders made certain extensions of credit to Borrower (the “Existing Credit Agreement”); and

WHEREAS, to guaranty and secure, among other things, the obligations of Borrower under the Existing Credit Agreement, Borrower and Parent entered into that certain Guaranty and Security Agreement dated as of May 30, 2003 (as amended to date, the “Existing Guaranty and Security Agreement”), pursuant to which Borrower and Parent granted to the Administrative Agent for the benefit of the Existing Lenders a security interest in substantially all of their assets; and

WHEREAS, Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement pursuant to which, among other things, the Existing Credit Agreement is being amended and restated in its entirety; and

WHEREAS, in connection with the amendment and restatement of the Existing Credit Agreement, the Administrative Agent and the Grantors desire to amend and restate the Existing Guaranty and Security Agreement in the form of this Agreement.

NOW, THEREFORE, the Existing Guaranty and Security Agreement is hereby amended and restated in its entirety as follows:

Article 1
DEFINED TERMS

Section 1.1            Definitions.

(a)           Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms which are defined in the UCC are used herein as so defined: Accounts, Chattel Paper, Certificated Securities, Commercial Tort Claims, Commodity Accounts, Commodity Contracts, Commodity Intermediary, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Financial Assets, Fixtures, Goods, Health Care Insurance Receivable, Instruments, Inventory, Investment Property, Letter-of-Credit Rights, Money, Payment Intangibles, Proceeds, Promissory Notes, Records, Security, Securities Accounts, Security Certificate, Security Entitlements, Securities Intermediary, Software, Supporting Obligations, Uncertificated Securities and Tangible Chattel Paper.

(b)           The following terms shall have the following meanings:

“Agreement” shall mean this Amended and Restated Guaranty and Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Collateral” shall have the meaning provided in Article 3 hereof.

“Copyright Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to Grantor of any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

“Copyright Security Agreement” means the Copyright Security Agreement executed and delivered by the Grantors to the Administrative Agent, substantially in the form of Annex III hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Copyrights” shall mean (i) any and all other copyrights, in the United States or any other country, whether registered or unregistered, or published or unpublished, all registrations and recordings thereof and all applications in connection therewith, and (ii) the right to obtain all renewals of the foregoing.

“General Intangibles” shall mean all “general intangibles” as such term is defined in the UCC and, in any event, including, without limitation, with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject (to the extent that a grant of a security interest in such general intangible is not prohibited by applicable law or by the terms of any contract, agreement, instrument, indenture or other document creating, evidencing or relating to such general intangibles), as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation (but limited as aforesaid), (i) all rights of such

Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of such Grantor to damages arising thereunder, (iii) all equity that constitutes “general intangibles” and (iv) all rights of such Grantor to perform and to exercise all remedies thereunder. The exclusion of any general intangible from this definition as a result of any restrictions on the grant of a security interest in such general intangible does not restrict the grant of the security interest contemplated hereby in any Account, Payment Intangible, Chattel Paper or other right to payment arising under or pursuant to such general intangible.

“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Administrative Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean all rights, priorities and privileges provided under United States, multinational and foreign law relating to intellectual property, including without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trade Secrets, the Trade Secret Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Issuer” shall mean, with reference to any Security, the issuer of such Security.

“Patent License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent to the extent that a grant of a security interest in such patent license is not prohibited by applicable law or the applicable patent agreement.

“Patent Security Agreement” means the Patent Security Agreement executed and delivered by the Grantors to the Administrative Agent, substantially in the form of Annex IV hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Patents” shall mean (i) all letters patent of the United States or any other country and all reissues and extensions thereof, (ii) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (iii) all rights to obtain any reissues or extensions of the foregoing.

“Pledged Securities” shall mean the Securities of any Person that may be issued or granted to, or held by, any Grantor.

“Receivable” shall mean any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Trade Secret Licenses” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right in or to Trade Secrets, to the extent that a grant of a security interest in such Trade Secret License is not prohibited by applicable law or the applicable Trade Secret License.

“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know-how whether or not such trade secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating, or referring in any way to such trade secret, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any trade secret, and (ii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

“Trademark License” shall mean any and all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, to the extent that a grant of a security interest in such Trademark License is not prohibited by applicable law or the applicable Trademark License.

“Trademark Security Agreement” means the Trademark Security Agreement executed and delivered by the Grantors to the Administrative Agent, substantially in the form of Annex V hereto, as such agreement may hereafter be amended, supplemented or otherwise modified from time to time.

“Trademarks” shall mean (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (ii) the right to obtain all renewals thereof.

“Vehicles” shall mean all cars, railcars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing.

Section 1.2            Other Definitional Provisions.

(a)           The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b)           The meanings given to terms defined herein or in the UCC or in the Credit Agreement shall be equally applicable to both the singular and plural forms of such terms.

(c)           Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

Article 2
GUARANTY

Section 2.1            Guaranty.

(a)           Each Guarantor hereby unconditionally and irrevocably, jointly and severally guarantees to the Administrative Agent, for the ratable benefit of the Lenders and the Secured Parties, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Lender Indebtedness.

(b)           Anything herein or in any other Financing Document to the contrary notwithstanding, the maximum liability of any Guarantor hereunder and under the other Financing Documents shall in no event exceed the amount which can be guaranteed by such Guarantor without rendering the obligations of such Guarantor void or voidable as a fraudulent transfer or fraudulent conveyance under applicable federal and state laws relating to the insolvency of debtors.

(c)           Each Guarantor agrees that the Lender Indebtedness may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guaranty contained in this Article 2 or affecting the rights and remedies of any Lender hereunder.

(d)           The guaranty contained in this Article 2 shall remain in full force and effect until all of the Lender Indebtedness and the obligations of each Guarantor under the guaranty contained in this Article 2 shall have been satisfied by payment in full, no Letters of Credit remain outstanding and the Revolving Credit Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement no Lender Indebtedness may be outstanding.

Section 2.2            No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of such Guarantor by the Administrative Agent or any other Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Lender against the Borrower, any Guarantor, any other Obligated Party, or any collateral security or guaranty or right of offset held by the Administrative Agent or any other Lender for the payment of the Lender Indebtedness, and no Guarantor shall seek or be entitled to seek any contribution or reimbursement from the Borrower, any Guarantor or any other Obligated Party in respect of payments made by any Guarantor hereunder, until all amounts owing to the Administrative Agent and the other Lenders on account of the Lender Indebtedness are paid in full, no Letters of Credit remain outstanding and the Revolving Credit Commitments are terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Lender Indebtedness shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Lender Indebtedness, whether matured or unmatured, in such order as the Administrative Agent may determine in its sole discretion.

Section 2.3            Amendments, etc. with respect to the Lender Indebtedness. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the Lender Indebtedness made by the Administrative Agent, any Lender, or any Secured Affiliate may be rescinded by the Administrative Agent or such Lender and any of the Lender Indebtedness continued, and the Lender Indebtedness, or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, any Lender, or any Secured Affiliate, and the Credit Agreement and the other Financing Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent, the Required Lenders or all Lenders, as the case may be, may deem advisable from time to time, and any collateral security, guaranty or right of offset at any time held by the Administrative Agent, any Lender, or any Secured Affiliate for the payment of the Lender Indebtedness may be sold, exchanged, waived, surrendered or released. No Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Lender Indebtedness or for the guaranty contained in this Article 2 or any property subject thereto.

Section 2.4            Guaranty Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Lender Indebtedness and notice of or proof of reliance by the Administrative Agent or any other Lender upon the guaranty contained in this Article 2 or acceptance of the guaranty contained in this Article 2; the Lender Indebtedness, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guaranty contained in this Article 2; and all dealings between the Borrower and such Guarantor, on the one hand, and any of the Lenders, or any Secured Affiliate, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guaranty contained in this Article 2. Each Guarantor waives diligence, presentment, protest, demand for payment, notice of intent to accelerate, notice of acceleration and notice of default or nonpayment to or upon the Borrower or such Guarantor with respect to the Lender Indebtedness. Each Guarantor understands and agrees that the guaranty contained in this Article 2 shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Financing Document, any of the Lender Indebtedness or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Borrower, any other Guarantor, any other Obligated Party or any other Person against the Administrative Agent, any Lender, or any Secured Affiliate, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower, any other Guarantor or Obligated Party or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of such Guarantor under the guaranty contained in this Article 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent, any Lender, or any Secured Affiliate may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor, any other Guarantor or Obligated Party, or any other Person, or against any collateral security or guaranty for the Lender Indebtedness or any right of offset with respect thereto, and any failure by the Administrative Agent, any Lender, or any Secured Affiliate to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any Guarantor, any other Obligated Party, or any other Person, or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of the Borrower, any Guarantor, any other Obligated Party, or any other Person, or any such collateral security, guaranty or right of offset, shall not relieve such Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent, any Lender, or any Secured Affiliate against such Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

Section 2.5            Reinstatement. The guaranty contained in this Article 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Lender Indebtedness is rescinded or must otherwise be restored or returned by the Administrative Agent, any Lender, or any Secured Affiliate upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Grantor or any other Obligated Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for any Grantor or any other Obligated Party, or any substantial part of its property, or otherwise, all as though such payments had not been made.

Section 2.6            Acceleration. Without limiting the rights of the Administrative Agent, the Lenders, or any Secured Affiliate and the obligations of each Grantor hereunder, if an Event of Default occurs under the Credit Agreement which would permit acceleration of the Lender Indebtedness but for any limitation on acceleration imposed on account of any bankruptcy, insolvency or other legal proceedings relating to any Grantor, then upon written notice from the Administrative Agent upon the request of the Required Lenders pursuant to Article 8 of the Credit Agreement on account of such Event of Default, the full amount of the Lender Indebtedness which would then be payable pursuant to Article 8 of the Credit Agreement shall be and become due and payable from the Guarantors whether or not the Lender Indebtedness has been declared to become due and payable from the Borrower.

Section 2.7            Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without set-off or counterclaim and in immediately available funds and in Dollars at the Payment Office, not later than 11:00 a.m., Chicago, Illinois time. Without limiting the above, any and all payments by or on account of any of the Guarantors hereunder shall be made free and clear of and without deduction for any Taxes other than Excluded Taxes; provided that if any of the Guarantors shall be required to deduct any Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.7) the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable Guarantors shall make such deductions, and (iii) such Guarantors shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

Article 3
GRANT OF SECURITY INTEREST

Each Grantor hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of the following assets and Property, tangible and intangible now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Lender Indebtedness:

(a)           all Accounts (including Health Care Insurance Receivables);

(b)           all books and Records pertaining to the Collateral or otherwise;

(c)           all Chattel Paper (including all Tangible Chattel Paper and Electronic Chattel Paper);

(d)           all Commercial Tort Claims described on Schedule 6;

(e)           all Commodity Accounts;

(f)            all Commodity Contracts;

(g)           all Deposit Accounts;

(h)           all Documents;

(i)            all General Intangibles (but subject to the limitations set forth in the definition of such term);

(j)            all Goods (including, without limitation, all Equipment and Inventory);

(k)           all Instruments (including, without limitation, all promissory notes);

(l)            all Insurance;

(m)          all Intellectual Property;

(n)           all Investment Property;

(o)           all Letter of Credit Rights;

(p)           all Money;

(q)           all Pledged Securities (but subject to the limitations set forth in the definition of such term);

(r)            all Receivables, to the extent not otherwise described above;

(s)           all Securities;

(t)            all Securities Accounts;

(u)           all Securities Entitlements;

(v)           all Supporting Obligations;

(w)          all Vehicles; and

(x)            to the extent not otherwise included, all Proceeds, products, accessions, rents and profits of or in respect of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing; provided that the Collateral shall not include (i) the Equity held by any Grantor of any Marketing Alliance Partner which is a Marketing Alliance Partner on the Closing Date to the extent that the granting of such Lien is prohibited pursuant to the terms of the organizational documents of such Marketing Alliance Partner on the Closing Date, (ii) the Equity in Nebraska Sub unless and until either (A) Parent or Borrower obtain the consent of the requisite holders of Equity in Nebraska Sub to the grant of the Security Interest in such Equity of Nebraska Sub, or (B) Parent and Borrower collectively hold at least 80% of the Equity of Nebraska Sub, and (iii) the Equity held by any Grantor in Fluid Technologies PLC; provided further, that upon the occurrence of either event described in clause (ii) preceding, the Equity of Nebraska Sub shall immediately and without any further action on the part of any Grantor become “Collateral” for purposes of this Agreement and the security interest provided for herein shall immediately attach to such Equity.

Article 4
REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent, the Issuing Bank and the Lenders to enter into the Credit Agreement and to induce (a) the Lenders to make their respective extensions of credit to the Borrower, (b) the Issuing Bank to issue Letters of Credit thereunder, and (c) the Secured Affiliates to enter into Hedging Agreements and Cash Management Agreements, each Grantor hereby represents and warrants to the Administrative Agent and each other Lender that:

Section 4.1            Representations in Credit Agreement. The representations and warranties set forth in Article 5 of the Credit Agreement as they relate to such Grantor or to the Financing Documents to which such Grantor is a party, each of which is hereby incorporated herein by reference, are true and correct in all material respects, and the Administrative Agent and each other Lender shall be entitled to rely on each of them as if they were fully set forth herein.

Section 4.2            Title; No Other Liens. Except for the security interest granted to the Administrative Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and the Permitted Liens, such Grantor owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except (a) such as have been filed in favor of the Administrative Agent, for the ratable benefit of the Secured Parties pursuant to this Agreement, (b) such as are expressly permitted by the Credit Agreement, and (c) those which will be released simultaneously with the initial Borrowing under the Credit Agreement.

Section 4.3            Perfected First Priority Liens. The security interests granted pursuant to this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement (a) upon completion of the filings and other actions specified on Schedule 1 hereto (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in the Collateral to the extent that a security interest therein may be perfected by filing pursuant to the UCC in favor of the Administrative Agent, for the ratable benefit of the Lenders, as collateral security for the Lender Indebtedness, enforceable in accordance with the terms hereof against all creditors of such Grantor subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity), and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens. Any reference in this Agreement or the other Financing Documents to Permitted Liens is not intended to and should not be interpreted as subordinating or postponing, or as any agreement to subordinate or postpone, any Lien created herein or by any of the other Financing Documents to any Permitted Lien.

Section 4.4            Organization. Such Grantor’s jurisdiction of incorporation, formation or organization (as applicable), organizational identification number and federal tax identification number are specified on Schedule 2 hereto (as such Schedule may be updated from time to time in accordance with Section 5.5).

Section 4.5            Inventory and Equipment. No Inventory or Equipment of any Grantor is or at any time evidenced by a negotiable Document.

Section 4.6            Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

Section 4.7            Intellectual Property.

(a)           All Intellectual Property owned or licensed by each Grantor or in which any Grantor holds an interest are accurately listed and described in Schedule 4 hereto (as such Schedule may be updated from time to time in accordance with Section 5.9 hereof).

(b)           The Copyrights and Copyright applications listed on Schedule A to the Copyright Security Agreement executed and delivered in connection with this Agreement constitute all of the Copyrights and Copyright applications owned and currently in use by the Company. The Patents and Patent applications listed on Schedule A to the Patent Security Agreement executed and delivered in connection with this Agreement constitute all of the Patents and Patent applications owned and currently in use by the Company. The Trademarks and Trademark applications listed on Schedule A to the Trademark Security Agreement executed and delivered in connection with this Agreement constitute all of the Trademarks and Trademark applications owned and currently in use by the Company.

(c)           All Intellectual Property of each Grantor is valid, subsisting, unexpired, enforceable, has not been abandoned, and does not infringe the Intellectual Property rights of a third party.

(d)           Except as set forth in Schedule 4 hereto (as such Schedule may be updated from time to time in accordance with Section 5.9 hereof), none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(e)           No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Grantor’s rights in, any Intellectual Property.

(f)            No action or proceeding is pending or, to the knowledge of such Grantor, threatened on the date hereof seeking to limit, cancel or question the validity, or such Grantor’s ownership, of any Intellectual Property.

Section 4.8            Instruments and Chattel Paper.

(a)           All Instruments and Chattel Paper in which a Grantor holds any beneficial or record interest are accurately listed and described in Schedule 5 hereto (as such Schedule may be updated from time to time in accordance with Section 5.2 hereof).

(b)           The applicable Grantor has delivered to the Administrative Agent all Instruments and tangible Chattel Paper comprising a part of the Collateral, and each such instrument has been duly endorsed in blank.

(c)           Each Grantor has taken all actions reasonably requested by the Administrative Agent to establish control (as defined in the UCC) by the Administrative Agent of all electronic Chattel Paper included in the Collateral and all “transferable records” as defined in Section 201 of the Federal Electronics Signatures in Global and National Commerce Act or in Section 16 of Uniform Electronic Transactions Act as in effect in all relevant jurisdictions. Without limiting the foregoing, each Grantor represents and warrants that all conditions necessary to establish the Administrative Agent’s control over any electronic chattel paper included in the Collateral under Section 9.105 of the UCC have been satisfied.

Section 4.9            Commercial Tort Claims. All Commercial Tort Claims of each Grantor or in which any Grantor holds an interest are accurately listed and described in Schedule 6 hereto (as such Schedule may be updated from time to time in accordance with Section 5.10 hereof).

Article 5
COVENANTS

Each Grantor covenants and agrees that, from and after the date of this Agreement until the Lender Indebtedness shall have been paid in full and the Revolving Credit Commitments shall have terminated such Grantor shall:

Section 5.1            Covenants in Credit Agreement and other Financing Documents. Take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that each covenant and agreement applicable to such Grantor contained in the Credit Agreement and the other Financing Documents is completed and no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by such Grantor or any of its Subsidiaries.

Section 5.2            Delivery of Instruments and Chattel Paper. Immediately upon the creation or acquisition of any Instrument or Chattel Paper, deliver written notice thereof, to the Administrative Agent which notice shall include a description in reasonable detail of the Instruments or Chattel Paper which is the subject of such notice, and deliver the same duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement. At the Administrative Agent’s option, the Administrative Agent may permit such Grantor to retain physical possession of any Chattel Paper in the event such Grantor shall cause the original of any such Instrument or Chattel Paper to be conspicuously marked in a form and manner acceptable to the Administrative Agent with the following legend referring to Chattel Paper: “This Chattel Paper is subject to the security interest of JPMorgan Chase Bank, N.A., as the Administrative Agent, and any sale, transfer, assignment or encumbrance of this Chattel Paper violates the rights of such secured party.” Upon receipt of the notice required by this Section 5.2 with respect to any Instrument or Chattel Paper hereafter acquired by any Grantor, Schedule 5 shall be deemed to be updated to include such Instrument or Chattel Paper (and the Administrative Agent may, but shall not be required to, physically replace the existing Schedule 5 with a new Schedule reflecting such additional Instrument or Chattel Paper).

In the event that such Grantor shall at any time hold or acquire an interest in any electronic chattel paper or any “transferable record” (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), such Grantor shall promptly notify the Administrative Agent thereof in writing, and such Grantor shall take, or cause to be taken, such actions as the Administrative Agent may request to give the Administrative Agent control of such Electronic Chattel Paper under Section 9-314 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

Section 5.3            Insurance. Cause the Collateral to at all times be insured in such amounts, against such claims and losses and pursuant to such policies as are required pursuant to the Credit Agreement.

Section 5.4            Maintenance of Perfected Security Interest; Further Documentation.

(a)           Maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.3 hereof shall defend such security interest against the claims and demands of all Persons whomsoever; provided that the Administrative Agent shall release liens and security interests in any Collateral which is sold or otherwise disposed of in accordance with the terms of the Credit Agreement and the other Financing Documents.

(b)           Furnish to the Administrative Agent and the other Secured Parties from time to time, at such Grantor’s sole cost and expense, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may request, all in such detail as the Administrative Agent may request.

(c)           At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute (as required by applicable law), deliver and/or have recorded with appropriate agencies such further instruments and documents and take such further actions as the Administrative Agent may request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby.

(d)           This Section 5.4 and the obligations imposed on each Grantor by this Section 5.4 shall be interpreted as broadly as possible in favor of the Administrative Agent and the Secured Parties in order to effectuate the purpose and intent of this Agreement.

Section 5.5            Changes in Locations, Name, etc. Not, except upon five (5) Business Days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein:

(a)           change its jurisdiction of incorporation, formation, or organization, as applicable; or

(b)           change its name, identity or organizational structure.

Each notice delivered pursuant to this Section 5.5 shall specify in reasonable detail any change in the jurisdiction of incorporation, organization, formation, name, identity or corporate structure as applicable. Upon receipt of such notice, Schedule 2 shall be deemed to be updated to include such new or modified information (and the Administrative Agent may, but shall not be required to, physically replace the existing Schedule 2, with a new Schedule reflecting such additional or modified information).

Section 5.6            Notices. Advise the Administrative Agent promptly, in reasonable detail, of any Lien (other than Permitted Liens) on any of the Collateral.

Section 5.7            Pledged Securities.

(a)           Notify the Administrative Agent promptly in writing upon the acquisition by any Grantor of any Pledged Securities, which notice shall (i) set forth all information with respect to such Pledged Securities as is set forth on Schedule 3 hereto with respect to the Pledged Securities owned by the Grantors on the date hereof, and (ii) be accompanied by an Acknowledgment and Consent to Pledge duly executed by the Issuer of such Securities (unless such Issuer is also a Grantor). Upon receipt of such notice, Schedule 3 shall be deemed to be updated to include such Pledged Securities (and the Administrative Agent may, but shall not be required to, replace the existing Schedule 3 with a new Schedule reflecting such Pledged Securities). Nothing contained in this Section 5.7 shall permit any Grantor to invest in or hold any Security to the extent such investment is prohibited pursuant to the Credit Agreement.

(b)           If any Grantor shall become entitled to receive or shall receive any Security Certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Securities of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Securities, or otherwise in respect thereof, such Grantor shall accept the same as the agent of the Administrative Agent and the other Lenders, hold the same in trust for the Administrative Agent and the other Lenders and deliver the same forthwith to the Administrative Agent in the exact form received, duly indorsed by such Grantor in blank or accompanied by an undated stock power covering such certificate duly executed in blank by such Grantor and with, if the Administrative Agent so requests, signature guaranteed, to be held by the Administrative Agent, subject to the terms hereof, as additional Pledged Securities.

(c)           In case any distribution of property upon or with respect to the Pledged Securities pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, such non-cash Proceeds so distributed shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent for the ratable benefit of the Secured Parties, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Lender Indebtedness.

(d)           Without the prior written consent of the Administrative Agent, such Grantor will not (i) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Securities or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (ii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Pledged Securities or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iii) enter into any agreement or undertaking restricting the right or ability of such Grantor or the Administrative Agent to dispose of any of the Pledged Securities or Proceeds thereof (except for restrictions that exist on the date hereof which are expressly set forth in the organizational documents of Marketing Alliance Partners in which any Grantor owns Equity as of the Closing Date).

(e)           If such Grantor is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify the Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.7(a) hereof with respect to the Pledged Securities issued by it, and (iii) the terms of Section 6.1 hereof shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 6.1 hereof with respect to the Pledged Securities issued by it.

Section 5.8            Receivables.

(a)           Other than in the ordinary course of business, not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect in any material respect the value thereof.

(b)           If at any time the aggregate amount owing to such Grantor on all Accounts as to which a Governmental Authority is an obligor exceeds 5% of the aggregate amount owing to the Grantor on all Accounts, such Grantor shall so notify the Administrative Agent and, if requested by the Administrative Agent, at such Grantor’s sole cost and expense, from and after the date on which such aggregate amount first exceeds such percentage, deliver to the Administrative Agent such assignments, notices of assignment and other documents or information as shall be necessary or otherwise requested by the Administrative Agent to permit the assignment hereunder of all Accounts as to which a Governmental Authority is an obligor pursuant to all applicable Governmental Requirements (including, without limitation, the Assignment of Claims Act of 1940, as amended).

(c)           The Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it considers advisable, and each Grantor shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications. At any time while an Event of Default shall have occurred and be continuing, upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

(d)           Upon the request of the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(e)           Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Receivables to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. No Secured Party shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any other Secured Party of any payment relating thereto, nor shall the Administrative Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

Section 5.9            Intellectual Property.

(a)           Notify the Administrative Agent promptly, in writing upon the acquisition by Grantor of any Intellectual Property which notice shall set forth (i) all information with respect to such Intellectual Property as is set forth on Schedule 4 hereto with respect to Intellectual Property owned by the Grantors on the date hereof, and (ii) shall be accompanied by a Copyright Security Agreement, Patent Security Agreement and/or Trademark Security Agreement, as applicable, duly executed and completed by the applicable Grantor. Upon receipt of such notice, Schedule 4 shall be deemed to be updated to include such Intellectual Property (and the Administrative Agent may, but shall not be required to, replace the existing Schedule 4 with a new Schedule reflecting such Intellectual Property).

(b)           Grantor (either itself or through licensees) will, with respect to each Trademark which is material to the operation of its business, (i) continue to use such Trademark on each and every trademark class of goods applicable to its current line as reflected in its then-current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) use such Trademark with all notices and legends required by applicable law or regulations, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way.

(c)           No Grantor will, and no Grantor will permit any licensee to do any act, whereby any Patent which is material to the operation of its business may become forfeited, abandoned or dedicated to the public.

(d)           No Grantor will, and no Grantor will permit any licensee to do any act or omit to do any act whereby any portion of any Copyright which is material to the operation of its business may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any of the Copyrights may fall into the public domain.

(e)           No Grantor will, and no Grantor will permit any licensee to do any act that results in any Intellectual Property held by such Grantor infringing on the Intellectual Property rights of a third party.

(f)            Such Grantor will promptly notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Patent, Copyright or Trademark may become abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding Grantor’s ownership of, or the validity of, any Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g)           To the extent any Grantor, either by itself or through an authorized agent, employee, licensee or designee, shall file an application for any Patent or Trademark with the United States Patent and Trademark Office or any Copyright in the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, a Copyright Security Agreement, a Patent Security Agreement, a Trademark Security Agreement and any and all other agreements, instruments, documents, and papers as the Administrative Agent may request to evidence the Administrative Agent’s security interest in any Copyright, Patent or Trademark and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby.

(h)           Grantor will take all commercially reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain each registration of Patents, Trademarks and Copyrights held by, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability, to the extent such Patents, Trademarks or Copyrights are material to the operation of its business.

(i)            In the event that any Intellectual Property of any Grantor which is material to the operation of its business is infringed, misappropriated or diluted by a third party, such Grantor shall take such actions as such Grantor shall reasonably deem appropriate under the circumstances, or as otherwise requested by the Administrative Agent, to protect such Intellectual Property.

(j)            Take all steps reasonably necessary to protect the secrecy of all Trade Secrets, including, without limitation, entering into confidentiality agreements with employees with access to such Trade Secrets and labeling and restricting access to secret information and documents.

Section 5.10         Commercial Tort Claims. Notify the Administrative Agent promptly, in writing in the event that any Grantor shall at any time after the date hereof hold any Commercial Tort Claims which notice shall set forth (a) all information with respect to such Commercial Tort Claims as is set forth on Schedule 6 hereto with respect to Commercial Tort Claims held by the Grantors on the date hereof, and (b) shall include the express grant by such Grantor to the Administrative Agent of a security interest in such Commercial Tort Claim (and the proceeds thereof). Upon receipt of such notice, Schedule 6 shall be deemed to be updated to include such Commercial Tort Claims (and the Administrative Agent may, but shall not be required to, replace the existing Schedule 6 with a new Schedule reflecting such Commercial Tort Claims). In the event that such notice does not include such grant of a security interest, the sending thereof by such Grantor to the Administrative Agent shall be deemed to constitute such grant to the Administrative Agent. Upon the sending of such notice, any Commercial Tort Claim described therein shall constitute part of the Collateral and shall be deemed included therein. Without limiting the authorization of the Administrative Agent provided in the Credit Agreement or otherwise arising by such Grantor’s execution of this Agreement or any of the other Financing Documents, the Administrative Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming the Administrative Agent or its designee as secured party and such Grantor as debtor, or any amendments to any financing statements, covering any such Commercial Tort Claim as Collateral. In addition, such Grantor shall promptly upon the Administrative Agent’s request, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such other agreements, documents and instruments as the Administrative Agent may require in connection with such Commercial Tort Claim.

Section 5.11         Negotiable Documents. No Grantor shall permit any Inventory or other Property of such Grantor to be evidenced by a negotiable Document. If, notwithstanding the foregoing, any such Inventory or other Property is or becomes evidenced by a negotiable Document, the Grantor shall cause such negotiable Document to be duly negotiated to the Administrative Agent.

Section 5.12         Inventory and Equipment.

(a)           Keep materially correct and accurate records of the Inventory, itemizing and describing the kind, type and quantity of Inventory, such Grantor’s cost therefor and (where applicable) the current list prices for the Inventory, in each case, in reasonable detail.

(b)           Not deliver any Document evidencing any Equipment and Inventory to any Person other than to the issuer of such Document to claim the Goods evidenced therefor or to the Administrative Agent.

(c)           Take commercially reasonable measures to maintain, keep and preserve the Inventory in good and merchantable condition, maintain and preserve each item of Equipment in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and provide all maintenance, service and repairs necessary for such purpose.

Article 6
REMEDIAL PROVISIONS

Section 6.1            Pledged Securities.

(a)           Unless an Event of Default shall have occurred and be continuing, each Grantor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Securities; provided, however, that no vote shall be cast or corporate right exercised or other action taken which, in the Administrative Agent’s reasonable judgment, would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Financing Document.

(b)           If an Event of Default shall occur and be continuing and upon the written request of the Administrative Agent, any or all of the Pledged Securities shall be registered in the name of the Administrative Agent or its nominee, and the Administrative Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Pledged Securities at any meeting of shareholders or members of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Securities as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Securities upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the applicable Grantor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Securities, and in connection therewith, the right to deposit and deliver any and all of the Pledged Securities with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it, but the Administrative Agent and the other Secured Parties shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(c)           Each Grantor hereby authorizes and instructs each Issuer of Pledged Securities pledged by such Grantor hereunder to (i) comply with any instruction received by such Issuer from the Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and such Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) pay any dividends or other payments with respect to the Pledged Securities directly to the Administrative Agent.

Section 6.2            Application of Proceeds. At any time after the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds, in payment of the Lender Indebtedness in the manner required by Section 2.21 of the Credit Agreement. Any balance of such Proceeds remaining after the Lender Indebtedness shall have been paid in full, no Letters of Credit shall be outstanding and the Revolving Credit Commitments shall have terminated shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive the same.

Section 6.3            UCC and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Lender Indebtedness, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind, including, without limitation, notice of intent to accelerate or notice of acceleration, (except any notice required by law as referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative

Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.3 after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Lender Indebtedness and to any other Person legally entitled thereto in accordance with Section 2.21 of the Credit Agreement. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten days before such sale or other disposition.

Section 6.4            Registration Rights.

(a)           If the Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Securities pursuant to Section 6.3 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Pledged Securities, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause any Issuer thereof to: (i) execute and deliver, and cause the directors, members, managers and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Administrative Agent, necessary or advisable to register the Pledged Securities, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Securities, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause any Issuer to comply with the provisions of the securities or “Blue Sky” laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b)           Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of any or all the Pledged Securities, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Securities for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

(c)           Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Securities pursuant to this Section 6.4 valid and binding and in compliance with any and all other applicable Governmental Requirements. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.4 will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and as a consequence, that each and every covenant contained in this Section 6.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

Section 6.5            Waiver; Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay the Lender Indebtedness and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency.

Article 7
THE ADMINISTRATIVE AGENT

Section 7.1            The Administrative Agent’s Appointment as Attorney-in-Fact etc.

(a)           Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)            in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

(ii)           in the case of any Copyright, Patent or Trademark, execute, deliver and have recorded, any and all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s security interest in such Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

(iii)          pay or discharge Taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iv)          execute, in connection with any sale provided for in Section 6.3 or Section 6.4 hereof, any endorsements, assignments or other instruments or documents of conveyance or transfer with respect to the Collateral; and

(v)           (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents (including, without limitation, any negotiable Documents) in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b)           The Administrative Agent may (but without any obligation to do so) (i) perform or satisfy any of the Grantor’s and any other Obligated Party’s obligations under or pursuant to this Agreement and the other Financing Documents which remain unsatisfied (after providing any notice and opportunity to cure to which such Grantor or other Obligated Party is entitled under any other provision of any Financing Document, if any), and (ii) take all other actions and pay such amounts and claims as Administrative Agent determines in its sole but reasonable discretion, is necessary or appropriate to protect the rights and interests of the Administrative Agent and the other Secured Parties under this Agreement and the other Financing Documents and otherwise with respect to the Lender Indebtedness or to preserve and protect the Collateral or any part thereof from loss.

(c)           The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable under the Credit Agreement on past due Loans that are Base Rate Loans, from the date of payment by the Administrative Agent to the date reimbursed by any Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d)           Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the powers granted in this Section 7.1. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 7.2            Duty of the Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. None of the Administrative Agent, any other Secured Party, nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to any Grantor or any other Credit Party for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 7.3            Financing Statements. Pursuant to the UCC and any other applicable laws, each Grantor authorizes the Administrative Agent to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 7.4            Authority of the Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Grantor, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for the Secured Parties with full and valid authority so to act or refrain from acting, and such Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

Article 8
MISCELLANEOUS

Section 8.1            Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.2 of the Credit Agreement.

Section 8.2            Notices. All notices, requests and demands to or upon the Administrative Agent, any other Secured Party, or any Grantor hereunder shall be effected in the manner provided for in Section 10.1 of the Credit Agreement.

Section 8.3            No Waiver; Remedies Cumulative. No failure or delay on the part of any Grantor or the Administrative Agent in exercising any right or remedy under this Agreement or any other Financing Document and no course of dealing between such Grantor and the Administrative Agent or any Secured Party shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy under this Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right or remedy under this Agreement or any other Financing Document. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any Grantor, the Administrative Agent or any Secured Party would otherwise have. No notice to or demand on any Grantor not required under this Agreement or any other Financing Document in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Secured Parties to any other or further action in any circumstances without notice or demand.

Section 8.4            Enforcement Expenses; Indemnification.

(a)           Each Grantor agrees to pay or reimburse the Administrative Agent for all of its costs and expenses incurred in collecting against such Grantor under the guaranty contained in Article 2 hereof or otherwise enforcing or preserving any rights under this Agreement and the other Financing Documents to which such Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(b)           Each Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(c)           Each Grantor agrees to pay, and to save the Administrative Agent and the Secured Parties harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this

Agreement, to the same extent each Grantor would be required to do so pursuant to Section 10.4 of the Credit Agreement.

(d)           The agreements in this Section 8.4 shall survive repayment of the Lender Indebtedness and all other amounts payable under the Credit Agreement and the other Financing Documents.

Section 8.5            Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that no Grantor may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by such Grantor without such consent shall be null and void).

Section 8.6            Set-Off. In addition to and not in limitation of all rights of offset that the Administrative Agent, any Lender or any Issuing Bank may have under applicable law, each Lender shall, upon the occurrence of any Event of Default and at any time during the continuance thereof and whether or not such Lender or such Issuing Bank has made any demand or the Lender Indebtedness are matured, have the right at any time and from time to time, without notice to any Grantor (any such notice being expressly waived by each Grantor) to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Lender or any Issuing Bank to or for the credit or the account of any Grantor against any and all of the Lender Indebtedness owing to such Lender or such Issuing Bank then outstanding, subject to the provisions of Section 2.19 of the Credit Agreement.

Section 8.7            Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

Section 8.8            Severability. In the event that any one or more of the provisions contained in this Agreement shall, for any reason, be held invalid, illegal or unenforceable in any respect, (a) each Grantor agrees that such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and (b) each Grantor and the Administrative Agent (acting on behalf and at the direction of the Lenders) will negotiate in good faith to amend such provision so as to be legal, valid, and enforceable.

Section 8.9            ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER FINANCING DOCUMENTS EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE ADMINISTRATIVE AGENT, THE OTHER LENDERS, THE GRANTORS AND THE OTHER RESPECTIVE PARTIES HERETO AND THERETO AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 8.10         Governing Law; Submission to Jurisdiction; etc.

(a)           Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

(b)           SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER FINANCING DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH GRANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, BUT NOT LIMITED TO, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(c)           WAIVER OF JURY TRIAL & CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF THE GRANTORS, THE ADMINISTRATIVE AGENT, THE ISSUING BANK, AND THE OTHER LENDERS: (1) IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (2) IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (3) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (4) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

(d)           Service of Process. Each Credit Party which is a party hereto irrevocably consents to service of process by notice delivered in accordance with Section 8.2 hereof. Nothing herein or in any other Financing Document shall affect the right of the Administrative

Agent or any other Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Grantor in any other jurisdiction.

Section 8.11         Acknowledgments. Each Grantor hereby acknowledges that:

(a)           it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Financing Documents;

(b)           neither the Administrative Agent nor any other Lender has any fiduciary relationship with or duty to such Grantor arising out of or in connection with this Agreement or any of the other Financing Documents, and the relationship between the Administrative Agent and the other Lenders, on one hand, and such Grantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(c)           no joint venture is created hereby or by the other Financing Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantor and the Lenders; and

(d)           nothing herein shall obligate any Secured Affiliates to enter into any Hedging Agreement or any Cash Management Agreement, provided, that, if any Secured Affiliates enters into the Hedging Agreements or any Cash Management Agreement, it shall be deemed to be entering into such agreement in reliance of this Agreement and the terms and conditions contained herein.

Section 8.12         Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 8.13         Additional Grantors. Each Subsidiary of Parent that is required to become a party to this Agreement pursuant to Section 6.9 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in the form of Annex I hereto.

Section 8.14         Releases.

(a)           At such time as the Revolving Credit Loans, the Reimbursement Obligations and the other Lender Indebtedness shall have been paid in full, the Revolving Credit Commitments have been terminated, and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Grantor. At the request and joint and several expense of the Grantors following any such termination, the Administrative Agent shall promptly deliver to the appropriate Grantor any Collateral held by the Administrative Agent hereunder and promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)           If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by Section 7.4 of the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. Additional releases of Collateral shall be provided as set forth in Section 10.2(c) of the Credit Agreement.

Section 8.15         Reinstatement. The provisions of this Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should such Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any part of such Grantor’s assets or should any other financial impairment occur, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Lender Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned to any obligee of the Lender Indebtedness, whether as a “voidable preference”, “fraudulent conveyance”, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored, or returned, the Lender Indebtedness shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Section 8.16         Amendment and Restatement. This Agreement amends and restates in its entirety the Existing Guaranty and Security Agreement, and does not in any way constitute a novation of the Existing Guaranty and Security Agreement.

[signature page to follow]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	AVENTINE RENEWABLE ENERGY, INC.

	By:	/s/ DAVID A. RIBER
	Name:	David A. Riber
	Title:	Director of Finance

GUARANTOR:	AVENTINE RENEWABLE ENERGY, LLC

	By:	/s/ DAVID A. RIBER
	Name:	David A. Riber
	Title:	Director of Finance

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent

	By:	/s/ NATHAN L. BLOCH
	Name:	Nathan L. Bloch
	Title:	Senior Vice President

[Signature Page to Amended and Restated Guaranty and Security Agreement]

Annex I
TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT, dated as of                                 , 200  , by                                                                                   , a                                                          (the “Additional Grantor”), in favor of JPMORGAN CHASE BANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantor, the Lenders, the Administrative Agent and the Issuing Bank, have entered into an Amended and Restated Credit Agreement, dated as of                         , 2006, (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Additional Grantor has executed an Addendum to the Credit Agreement pursuant to which it has become a Guarantor under the Credit Agreement;

WHEREAS, in connection with the Credit Agreement, the Borrower and the other Grantors (other than the Additional Grantor) have entered into the Amended and Restated Guaranty and Security Agreement, dated as of                         , 2006 (as amended, supplemented or otherwise modified from time to time, the “Guaranty and Security Agreement”) in favor of the Administrative Agent for the ratable benefit of the Lenders;

WHEREAS, Section 6.9 of the Credit Agreement requires the Additional Grantor to become a party to the Guaranty and Security Agreement; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty and Security Agreement.

NOW, THEREFORE, IT IS AGREED:

1.             Guaranty and Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.13 of the Guaranty and Security Agreement, hereby becomes a party to the Guaranty and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder and hereby assigns and transfers to the Administrative Agent, and hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in the Collateral now owned or hereafter acquired by the Additional Grantor. The information set forth in Annex I-A hereto is hereby added to the information set

Annex I-1

forth in Schedules                           * to the Guaranty and Security Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guaranty and Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.             GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

ACKNOWLEDGMENT BY [GRANTOR]:

By execution of this Assumption Agreement in the space provided below, [INSERT RELEVANT GRANTOR] hereby acknowledges and agrees that the Securities described on Annex I-A hereto has been issued by the Additional Grantor identified herein and is held by [RELEVANT GRANTOR] and constitutes “Pledged Securities” comprising part of the Pledged Securities under the Guaranty and Security Agreement.

Dated:

[RELEVANT GRANTOR]

By:
Name:
Title:

*                    Refer to each Schedule which needs to be supplemented.

Annex I-2

Annex II
TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

ACKNOWLEDGMENT AND CONSENT TO PLEDGE

[date]

[NAME OF ISSUER]
[ADDRESS OF ISSUER]

Attention:

Re:                               Pledge of                                                              [describe the equity interest] (the “Pledged Securities”) in                                               , a                                         (the “Company”), held by [Grantor’s Name], a                                       (“Grantor”)

Ladies and Gentlemen:

Reference is made herein to that certain Amended and Restated Guaranty and Security Agreement dated as of                               , 2006 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”), by Aventine Renewable Energy, Inc., a Delaware corporation (the “Borrower”), Aventine Renewable Energy, LLC, a Delaware limited liability company (together with any other entity that may become a party thereto), in favor of JPMorgan Chase Bank, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”) for the ratable benefit of (a) the financial institutions (the “Lenders”) now or hereafter parties to the Amended and Restated Credit Agreement dated as of                               , 2006 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Administrative Agent, the Issuing Bank (as defined in the Credit Agreement) and the Lenders, (b) the Issuing Bank, and (c) the Secured Affiliates (as defined in the Credit Agreement).

Pursuant to the terms of the Security Agreement and/or the terms of the Credit Agreement, the Lenders [are requiring/have required] that Grantor grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in the Pledged Securities to secure the Lender Indebtedness (as defined in the Credit Agreement).

By executing this letter (this “Letter Agreement”), the Company [and each shareholder/member, as may be required under the applicable organization documents] hereby (a) acknowledges and confirms that the Pledged Securities represents all of Grantor’s Securities (as defined in the Security Agreement) in the Company, (b) agrees to enter a notation in the stock transfer register or other appropriate records of the Company reflecting the pledge of the Pledged Securities pursuant to the Security Agreement, (c) consents to the pledge by Grantor of the Pledged Securities to secure the Lender Indebtedness and consents to the transfer of the Pledged Securities pursuant to the exercise of the remedies provided for in the Security Agreement (or any transfer in lieu thereof), (d) waives any breach or violation of the terms or provisions of the

Annex II-1

Company’s organizational documents caused by such pledge or transfer, (e) agrees that it will be bound by the terms of the Security Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (f) agrees that it will notify the Administrative Agent promptly in writing upon the acquisition by Grantor of any Securities (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York or, where applicable as to specific Collateral, any other relevant state) issued by the Company, which notice shall set forth in reasonable detail all information with respect to such Securities, and (g) agrees to comply with any instruction received from the Administrative Agent in writing that states that (1) an Event of Default under and as defined in the Credit Agreement has occurred and is continuing and (2) such instructions are otherwise in accordance with the terms of the Credit Agreement and Security Agreement, without any other or further instructions from Grantor.

This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart. This Letter Agreement shall be binding on, enforceable against and inure to the benefit of the Administrative Agent and all Lenders. Facsimiles shall be effective as originals.

Evidence your agreement to each of the terms and conditions set forth above by executing this Letter Agreement in the space indicated below.

Very truly yours,

[NAME OF GRANTOR]

By:
Name:
Title:

Acknowledged and Agreed as of this day of , 20

[NAME OF COMPANY]

By:
Name:
Title:

Annex II-2

Annex III
TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT

THIS COPYRIGHT SECURITY AGREEMENT (this “Agreement”), dated as of                            , 2006 is entered into by [NAME OF GRANTOR(S)], a [Delaware]                  (the “Grantor”) and certain of its affiliates (collectively, the “Grantors”) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”) for the Lenders. Capitalized terms not otherwise defined herein have the meanings set forth in the Amended and Restated Guaranty and Security Agreement dated as of                            , 2003 among the Grantors and the Administrative Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Lenders in certain Copyrights whether now owned or existing or hereafter acquired or arising and wherever located, including the Copyrights listed on Schedule A hereto (“Secured Copyrights”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Administrative Agent hereby agree as follows:

1.             Grant of Security Interest.

(a)           Each Grantor hereby grants to the Administrative Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all the Secured Copyrights, subject to the terms and conditions of the Security Agreement.

(b)           The security interest granted hereby is granted in conjunction with the security interest granted to the Administrative Agent under the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2.             Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement pursuant to which the Administrative Agent may modify this Agreement, after obtaining Grantor’s approval of or signature to such modification, by amending Schedule A hereto to include reference to any right, title or interest in any existing Copyrights or any Copyrights acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights in which Grantor no longer has or claims any right, title or interest.

Annex III-1

3.             Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4.             Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of the Administrative Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.

5.             Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Facsimiles shall be effective as originals.

Annex III-2

IN WITNESS WHEREOF, the Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

[GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:
Name:
Title:

Annex III-3

SCHEDULE A

COPYRIGHT SECURITY AGREEMENT

I.              REGISTERED COPYRIGHTS

Copyright	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.            COPYRIGHT APPLICATIONS

Annex III-4

STATE OF	§
§ ss,
COUNTY OF	§

On [                                        ], before me, the undersigned, a notary public in and for said state and county, personally appeared                                                             , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                                        , on behalf of [GRANTOR], a [                                        ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

Annex III-5

Annex IV
TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

PATENT SECURITY AGREEMENT

THIS PATENT SECURITY AGREEMENT (this “Agreement”), dated as of dated as of                            , 2006 is entered into by [NAME OF GRANTOR(S)], a [Delaware]                      (the “Grantor”) and certain of its affiliates (collectively, the “Grantors”) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”) for the Lenders. Capitalized terms not otherwise defined herein have the meanings set forth in the Amended and Restated Guaranty and Security Agreement dated as of                            , 2006 among the Grantors and the Administrative Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Lenders in certain Patents whether now owned or existing or hereafter acquired or arising and wherever located, including the Patents listed on Schedule A hereto (“Secured Patents”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Administrative Agent hereby agree as follows:

1.             Grant of Security Interest.

(a)           Each Grantor hereby grants to the Administrative Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the Secured Patents, subject to the terms and conditions of the Security Agreement.

(b)           The security interest granted hereby is granted in conjunction with the security interest granted to the Administrative Agent under the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2.             Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement pursuant to which the Administrative Agent may modify this Agreement, after obtaining Grantor’s approval of or signature to such modification, by amending Schedule A hereto to include reference to any right, title or interest in any existing Patents or any Patents acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights in which Grantor no longer has or claims any right, title or interest.

3.             Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE

Annex IV-1

GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4.             Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of the Administrative Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.

5.             Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

Annex IV-2

IN WITNESS WHEREOF, the Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

[GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:
Name:
Title:

Annex IV-3

SCHEDULE A

PATENT SECURITY AGREEMENT

I.              REGISTERED PATENTS

Patent	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.            PATENT APPLICATIONS

Aventine Renewable Energy, Inc. in partnership with Purdue University Research Foundation has jointly applied for a patent of an invention technology jointly developed between Aventine Renewable Energy, Inc. and Perdue University Research Foundation which technology is provisionally entitled “Biomass Pretreatment Heat Recovery System”.

Annex IV-4

STATE OF	§
§ ss,
COUNTY OF	§

On [                                        ], before me, the undersigned, a notary public in and for said state and county, personally appeared                                                             , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                                         , on behalf of [GRANTOR], a [                                        ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

Annex IV-5

Annex V
TO AMENDED AND RESTATED GUARANTY AND SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT

THIS TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of                               , 2006 is entered into by [NAME OF GRANTOR(S)], a [Delaware]                (the “Grantor”) and certain of its affiliates (collectively, the “Grantors”) and JPMORGAN CHASE BANK, N.A., as the Administrative Agent (the “Administrative Agent”) for the Lenders. Capitalized terms not otherwise defined herein have the meanings set forth in the Amended and Restated Guaranty and Security Agreement dated as of                            , 2006 among the Grantor and the Administrative Agent (the “Security Agreement”).

WHEREAS, pursuant to the Security Agreement, Grantors are granting a security interest to the Lenders in certain Trademarks whether now owned or existing or hereafter acquired or arising and wherever located, including the Trademarks listed on Schedule A (“Secured Trademarks”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantors and the Administrative Agent hereby agree as follows:

1.             Grant of Security Interest.

Section 1.1             Each Grantor hereby grants to the Administrative Agent, a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under all the Secured Trademarks, subject to the terms and conditions of the Security Agreement.

Section 1.2             The security interest granted hereby is granted in conjunction with the security interest granted to the Administrative Agent under the Security Agreement. The rights and remedies of the Lenders with respect to the security interest granted hereby are in addition to those set forth in the Security Agreement. In the event of any conflict between the terms of this Agreement and the terms of the Security Agreement, the terms of the Security Agreement shall control.

2.             Modification of Agreement.

This Agreement or any provision hereof may not be changed, waived, or terminated except in accordance with the amendment provisions of the Security Agreement pursuant to which the Administrative Agent may modify this Agreement, after obtaining Grantor’s approval of or signature to such modification, by amending Schedule A to include reference to any right, title or interest in any existing Trademarks or any Trademarks acquired or developed by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Trademarks in which Grantor no longer has or claims any right, title or interest.

Annex V-1

3.             Governing Law.

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND, TO THE EXTENT CONTROLLING, LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED NECESSARILY GOVERNS THE VALIDITY, PERFECTION, PRIORITY AND ENFORCEABILITY, AND THE EXERCISE OF ANY REMEDIES WITH RESPECT TO ANY LIEN OR SECURITY INTEREST INTENDED TO BE CREATED OR GRANTED HEREBY ON COLLATERAL LOCATED IN SUCH STATE.

4.             Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the Administrative Agent and Grantor and their respective successors and assigns. Grantor shall not, without the prior written consent of the Administrative Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder.

5.             Counterparts.

This Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Facsimiles shall be effective as originals.

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Annex V-2

IN WITNESS WHEREOF, the Grantor and the Administrative Agent have caused this Agreement to be duly executed and delivered as of the date first above written.

[GRANTOR]

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:
Name:
Title:

Annex V-3

SCHEDULE A

TRADEMARK SECURITY AGREEMENT

I.              REGISTERED TRADEMARKS

Trademark	Country	Reg. No. (App. No.)	Reg. Date (App. Date)	Record Owner/Liens	Status/ Comment

II.            TRADEMARK APPLICATIONS

Aventine Renewable Energy, Inc. has applied to trademark the slogan “Supplying clean, renewable energy for the World” — application of trademark filed with the Canadian Trademark Office.

Aventine Renewable Energy, Inc. has applied to trademark the slogan “Supplying clean, renewable energy for the World” — application of trademark filed with the United States Trademark Office.

Annex V-4

STATE OF	§
§ ss,
COUNTY OF	§

On [                                        ], before me, the undersigned, a notary public in and for said state and county, personally appeared                                                             , personally known to me (or proved to me on the basis of satisfactory evidence), to be the person who executed the within instrument as the                                         , on behalf of [GRANTOR], a [                                        ] corporation, the corporation therein named, and acknowledged to me that the corporation executed the within instrument pursuant to its bylaws or a resolution of its board of directors.

WITNESS MY HAND AND/OR OFFICIAL SEAL.

(NOTARIAL STAMP OR SEAL)

Notary Public

My Commission Expires:

Annex V-5

Schedule 1

PERFECTION INFORMATION

Grantor	Filing Office
Aventine Renewable Energy, LLC	Delaware
Aventine Renewable Energy, Inc.	Delaware

Schedule 1-1

Schedule 2

ORGANIZATIONAL INFORMATION

Grantor	Jurisdiction	Federal Tax Identification Number	Organizational Identification Number
Aventine Renewable Energy, LLC	Delaware	47-0920195	3334328
Aventine Renewable Energy, Inc.	Delaware	75-3108352	2505911

Schedule 2-1

Schedule 3

SECURITIES

Grantor	Issuer	Ownership Interest
Aventine Renewable Energy, LLC	Aventine Renewable Energy, Inc.	100%
Aventine Renewable Energy, LLC	Aventine Power, LLC	100%
Aventine Renewable Energy, LLC	Aventine Renewable Energy — Mt. Vernon, LLC	100%
Aventine Renewable Energy, LLC	Aventine Renewable Energy — Aurora West, LLC	100%
Aventine Renewable Energy, LLC	Nebraska Energy, L.L.C.	78.42%
Aventine Renewable Energy, Inc.	Ace Ethanol, LLC	7.6%
Aventine Renewable Energy, Inc.	Granite Falls Ethanol	1.6%
Aventine Renewable Energy, Inc.	Fluid Technologies	1.9%*&
Aventine Renewable Energy, Inc.	Heartland Grain Fuels	5.0%*
Aventine Renewable Energy, Inc.	Adkins Energy, LLC	0.1%*
Aventine Renewable Energy, Inc.	Northeast Iowa Ethanol	22.8%*&
Aventine Renewable Energy, Inc.	TriStates Ethanol Company, LLC	15.1%*

*                    This investment has been written down to $0 in Aventine’s financial records.

**             These investments are likely to be unrecoverable.

Schedule 3-1

Schedule 4

INTELLECTUAL PROPERTY

Aventine Renewable Energy, Inc. in partnership with Purdue University Research Foundation has jointly applied for a patent of an invention technology jointly developed between Aventine Renewable Energy, Inc. and Perdue University Research Foundation which technology is provisionally entitled “Biomass Pretreatment Heat Recovery System”.

Aventine Renewable Energy, Inc. has applied to trademark the slogan “Supplying clean, renewable energy for the World” — application of trademark filed with the Canadian Trademark Office.

Aventine Renewable Energy, Inc. has applied to trademark the slogan “Supplying clean, renewable energy for the World” — application of trademark filed with the United States Patent and Trademark Office.

Schedule 4-1

Schedule 5

INSTRUMENTS AND CHATTEL PAPER

None.

Schedule 5-1

Schedule 6

COMMERCIAL TORT CLAIMS

None.

Schedule 6-1